UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

SEAPORT ENTERTAINMENT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42113	99-0947924
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

199 Water Street, 28th Floor	10038
New York, NY	(Zip code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 732-8257

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	SEG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2025, Seaport Entertainment Operations, LLC (“Assignee”), an indirect subsidiary of Seaport Entertainment Group Inc. (the “Company”), HHC Seafood Market Member, LLC, an indirect subsidiary of the Company (“HHC Seafood”), and VS-Fulton Seafood Market LLC (“VS-Fulton” and together with HHC Seafood, “Assignors”), a wholly owned subsidiary of Jean-Georges Restaurants (“JG”), entered into a Membership Interest Transfer Agreement pursuant to which the Assignors transferred 100% of their interests (the “Transfer”) in Fulton Seafood Market, LLC (the “Joint Venture”) to Assignee.

As a result of the Transfer, Assignee became the sole member of Fulton Seafood Market, LLC, and Assignee amended, restated and replaced the Second Amended and Restated Limited Liability Company Agreement of the Joint Venture to reflect the fact that Assignee is now the sole member of Fulton Seafood Market, LLC.

Notwithstanding the foregoing, the Company, through its subsidiaries, continues to own a 25% minority interest in JG.

Item 7.01 Regulation FD Disclosure.

Pursuant to the Market Hall Management Agreement, dated as of July 1, 2020 (the “Management Agreement”), by and between the Joint Venture and Creative Culinary Management Company LLC, an indirect wholly owned subsidiary of JG (“CCMC”), CCMC was retained as an independent contractor to manage and operate certain food and beverage businesses in the Tin Building. As a result of Assignors transferring 100% of their interests in the Joint Venture to Assignee, the Management Agreement was terminated.

On June 30, 2025, indirect subsidiaries of the Company and wholly owned subsidiaries of JG entered into license agreements with respect to the license of certain intellectual property of JG for the Tin Building and the Fulton Restaurant (collectively, the “License Agreements”).

As part of the restructuring transactions described above and in consideration of entry into the License Agreements, on July 1, 2025, Seaport Entertainment Management, LLC (“SEM”), an indirect subsidiary of the Company, provided notice to CCMC terminating certain management agreements between CCMC and affiliates of the Company. As a result, the Services Agreement, dated as of January 1, 2025, by and among SEM, CCMC and the Company has been terminated pursuant to its terms.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025	SEAPORT ENTERTAINMENT GROUP INC.

	By:	/s/ Lucy Fato
	Name:	Lucy Fato
	Title:	EVP, General Counsel & Corporate Secretary